EXHIBIT 32.1
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                Certification Pursuant to 18 U.S.C. Section 1350, As Adopted
                 Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

I,  Raymond N.  Joeckel,  the  President  and Chief  Financial  Officer of Eagle
Exploration Company,  (the "Company"),  certify,  pursuant to Section 906 of the
Sarbanes-Oxley  Act of 2002,  18  U.S.C.  Section  1350,  that to the best of my knowledge:

(1)  the Quarterly  Report on Form 10-QSB of the Company for the fiscal  quarter
     ended   September  30,  2003  (the   "Report")   fully  complies  with  the
     requirements of Section 13 (a) or 15 (d) of the Securities  Exchange Act of
     1934 (15 U.S.C. 78m or 78o(d)); and

(2)  the information  contained in the Report fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2003

                                          /s/  Raymond N. Joeckel
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                                          Name: Raymond N. Joeckel
                                          Title: President